                                                                    Exhibit 99.2


                              LETTER OF TRANSMITTAL

                                 FOR TENDERS OF

                   $250,000,000 Aggregate Principal Amount of
                          125/8% Senior Notes due 2004

                                  TEVECAP S.A.

                           Pursuant to the Prospectus
                     dated ________ __, 1997 of Tevecap S.A.

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  THE REGISTERED EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
  ON THE EARLIER OF ________ __, 1997 (UNLESS EXTENDED) OR THE DATE ON WHICH 100% OF THE OLD NOTES AND THE SUBSIDIARY GUARANTEES (TOGETHER, THE "OLD SECURITIES") ARE VALIDLY TENDERED AND NOT WITHDRAWN (THE "EXPIRATION DATE"). TENDERED OLD SECURITIES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR
  TO THE EXPIRATION DATE OF THE REGISTERED EXCHANGE OFFER.
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             Deliver to: The Chase Manhattan Bank, Exchange Agent:

                         By Mail, by Overnight Courier
                         or by Hand:

                         The Chase Manhattan Bank
                         450 West 33rd Street
                         New York, New York  10001

                         By Facsimile:
                         (212) 946-8177

      Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

            The undersigned (the "Holder") acknowledges that he or she has received the Prospectus, dated ________ __, 1997 (the "Prospectus"), of Tevecap S.A., a Brazilian corporation ("Tevecap"), and this Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute Tevecap's offer (the "Registered Exchange Offer") to exchange an aggregate principal amount of up to $250,000,000 of its 125/8% Senior Notes due 2004 (the "Exchange Notes") together with the Subsidiary Guarantees (as defined in the Prospectus and together with the Exchange Notes, the "Exchange Securities") which have been registered under the Securities Act of 1933 (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for a like principal amount of the issued and outstanding 125/8% Senior Notes due 2004 (the "Old Notes") of which $250,000,000 aggregate principal amount is outstanding, together with the Subsidiary Guarantees of the Old Notes (such Subsidiary Guarantees with the Old Notes, the "Old Securities").

            For each Old Note accepted for exchange, the Holder of such Old Note will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid on the Old Notes, from November 26, 1996. Registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Registered Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from November 26, 1996. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Registered Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Registered Exchange Offer.

            This Letter is to be used: (i) by all Holders who are not members of the Automated Tender Offering Program ("ATOP") at the Depository Trust Company ("DTC"), (ii) by Holders who are ATOP members but choose not to use ATOP or
(iii) if the Old Securities are to be tendered in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2 hereto. Delivery of this Letter to DTC does not constitute delivery to the Exchange Agent.

            Notwithstanding anything to the contrary in the Exchange and Registration Rights Agreement, dated November 26, 1996, among Tevecap and the initial purchasers of Old Securities (the "Exchange and Registration Rights Agreement"), Tevecap will accept for exchange any and all Old Securities validly tendered on or prior to 5:00 p.m., New York City time, on the earlier of _________ __, 1997 (unless the Registered Exchange Offer is extended by Tevecap) or the date on which 100% of the Old Securities are validly tendered and not withdrawn (the "Expiration Date"). Tenders of Old Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

IMPORTANT: HOLDERS WHO WISH TO TENDER OLD SECURITIES IN THE REGISTERED EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE OLD SECURITIES TO THE EXCHANGE AGENT AND NOT TO TEVECAP.

            The Exchange Offer is not conditioned upon any minimum principal amount of Old Securities being tendered for exchange.

            The Registered Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Old Securities in any jurisdiction in which the making or acceptance of the Registered Exchange Offer would not be in compliance with the laws of such jurisdiction.

            The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and request for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.

                  APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

            The undersigned hereby tenders to Tevecap the principal amount of Old Securities indicated below under "Description of Old Securities," in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging each $1,000 principal amount of Old Notes and Subsidiary Guarantees designated herein held by the undersigned and tendered hereby for $1,000 principal amount of the Exchange Notes and Subsidiary Guarantees. Exchange Notes will be issued only in integral multiples of $1,000 to each tendering Holder of Old Securities whose Old Securities are accepted in the Registered Exchange Offer. Holders may tender all or a portion of their Old Securities pursuant to the Registered Exchange Offer.

            Subject to, and effective upon, the acceptance for exchange of the Old Securities tendered herewith in accordance with the terms of the Registered Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Tevecap all right, title and interest in and to all such Old Securities that are being tendered hereby and that are being accepted for exchange pursuant to the Registered Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Tevecap), with respect to the Old Securities tendered hereby and accepted for exchange pursuant to the Registered Exchange Offer with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Old Securities tendered hereby to Tevecap (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by Tevecap.

            All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Any tender of Old Securities hereunder may be withdrawn only in accordance with the procedures set forth in "The Registered Exchange Offer-Withdrawal Rights" section of the Prospectus and the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

            The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Securities tendered hereby and that Tevecap will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by Tevecap to be necessary or desirable to complete the assignment and transfer of the Old Securities tendered. The undersigned has read and agrees to all of the terms of the Registered Exchange Offer.

            The undersigned will, upon request, execute and deliver any additional documents deemed by Tevecap to be necessary or desirable to complete the sale, assignment and transfer of the Old Securities tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Registered Exchange Offer--Withdrawal Rights" section of the Prospectus and the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

            The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of Old Securities" (unless a label setting forth such information appears thereunder), exactly as they appear on the Old Securities tendered hereby. The certificate number(s) and the principal amount of Old Securities to which this Letter relates, together with the principal amount of such Old Securities that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of Old Securities."

            The undersigned agrees that acceptance of any tendered Old Securities by Tevecap and the issuance of Exchange Securities in exchange therefor shall constitute performance in full by Tevecap of its obligations under the Exchange and Registration Rights Agreement and that, upon the issuance of the Exchange Notes, Tevecap will have no further obligations or liabilities thereunder.

            The undersigned understands that the tender of Old Securities pursuant to one of the procedures described in the Prospectus under "The Registered Exchange Offer -- Exchange Offer Procedures" and the Instructions hereto will constitute the tendering Holder's acceptance of the terms and the conditions of the Registered Exchange Offer. The undersigned hereby represents and warrants to Tevecap that the Exchange Securities to be acquired by such Holder pursuant to the Registered Exchange Offer are being acquired in the ordinary course of such Holder's business, that such Holder has no arrangement or understanding with any person to participate in the distribution of the Exchange Securities. Tevecap's acceptance of Old Securities for exchange tendered pursuant to the Registered Exchange Offer will constitute a binding agreement between the tendering Holder and Tevecap upon the terms and subject to the conditions of the Registered Exchange Offer.

            THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT IT IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF THE EXCHANGE SECURITIES.

            The undersigned also acknowledges that this Registered Exchange Offer is being made based on interpretations by the staff of the Securities and Exchange Commission (the "Commission") which lead Tevecap and the Subsidiary Guarantors to believe that the Exchange Securities issued in exchange for the Old Securities pursuant to the Registered Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who acquired the Old Securities as a result of market-making activities or other trading activities, (ii) an Initial Purchaser who acquired the Old Securities directly from Tevecap solely in order to resell pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, or (iii) a person that is an "affiliate" (as defined in Rule 405 of the Securities Act) of Tevecap), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Securities are acquired in the ordinary course of such holders' business and such holders are not participating and have no arrangement or understanding with any person to participate in the distribution of such Exchange Securities. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities and has no arrangement or understanding to participate in a distribution of Exchange Securities. If any holder is an affiliate of Tevecap or is engaged in or has any arrangement or understanding with respect to the distribution of the Exchange Securities to be acquired pursuant to the Registered Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange of Old Securities, it represents that the Old Securities to be exchanged for the Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities. By so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            The undersigned understands that the Exchange Securities issued in consideration of Old Securities accepted for exchange, and/or any principal amount of Old Securities not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under "Description of Old Securities." Unless otherwise indicated under "Special Delivery Instructions," please mail the Exchange Securities issued in consideration of Old Securities accepted for exchange, and/or any principal amount of Old Securities not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the

Holder(s) at the address(es) appearing herein under "Description of Old Securities." In the event that the Special Delivery Instructions are completed, please mail the Exchange Securities issued in consideration of Old Securities accepted for exchange, and/or any Old Securities for any principal amount not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under "Description of Old Securities," and send such Exchange Securities and/or Old Securities to, the address(es) so indicated. Any transfer of Old Securities to a different holder must be completed, according to the provisions on transfer of Old Securities contained in the Indenture.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SECURITIES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SECURITIES AS SET FORTH IN SUCH BOX BELOW.

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                        of the Registered Exchange Offer

            1. Guarantee of Signatures. Signatures on this Letter of Transmittal or notice of withdrawal, as the case may be, must be guaranteed by an institution which falls within the definition of "eligible guarantor institution" contained in Rule 17Ad-15 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (hereinafter, an "Eligible Institution") unless (i) the Old Securities tendered hereby are tendered by the Holder(s) of the Old Securities who has (have) not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) the Old Securities are tendered for the account of an Eligible Institution.

            2. Delivery of this Letter of Transmittal and Old Securities; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used: (i) by all Holders who are not ATOP members, (ii) by Holders who are ATOP members but choose not to use ATOP or (iii) if the Old Securities are to be tendered in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Registered Exchange Offer--Guaranteed Delivery Procedures." To validly tender Old Securities, a Holder must physically deliver a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and all other required documents to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date (as defined below) or the Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Otherwise, the Holder must comply with the guaranteed delivery procedures set forth in the next paragraph. Notwithstanding anything to the contrary in the Exchange and Registration Rights Agreement, the term "Expiration Date" means 5:00 p.m., New York City time, on the earlier of _________ __, 1997 (or such later date to which Tevecap may, in its sole discretion, extend the Registered Exchange Offer) or the date on which 100% of the Old Securities are validly tendered and not withdrawn. If this Registered Exchange Offer is extended, the term "Expiration Date" shall mean the latest time and date to which the Registered Exchange Offer is extended. Tevecap expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open by giving oral (confirmed in writing) or written notice of such extension to the Exchange Agent and by making a public announcement of such extension prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO TEVECAP OR TO DTC.

            If a Holder of the Old Securities desires to tender such Old Securities and time will not permit such Holder's required documents to reach the Exchange Agent before the Expiration Date, a tender may be effected if (a) the tender is made through an Eligible Institution, (b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Securities and the principal amount of Old Securities tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, any documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (c) all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. See "The Registered Exchange Offer--Guaranteed Delivery Procedures" as set forth in the Prospectus.

            Only a Holder of Old Securities may tender Old Securities in the Registered Exchange Offer. The term "Holder" as used herein with respect to the Old Securities means any person in whose name Old Securities are registered on the books of the Trustee. If the Letter of Transmittal or any Old Securities are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Tevecap, proper evidence satisfactory to Tevecap of their authority to so act must be so submitted.

            Any beneficial Holder whose Old Securities are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Old Securities in the Registered Exchange Offer should contact such registered Holder promptly and instruct such registered Holder to tender on his behalf. If such beneficial Holder wishes to tender on his own behalf, such beneficial Holder must, prior to completing and executing the Letter of Transmittal, make appropriate arrangements to register ownership of the Old Notes in such beneficial holder's name. It is the responsibility of the beneficial holder to register ownership in his own name if he chooses to do so. The transfer of record ownership may take considerable time.

            The method of delivery of this Letter of Transmittal (or facsimile hereof) and all other required documents is at the election and risk of the exchanging Holder, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date. No Letters of Transmittal or Old Securities should be sent to Tevecap.

            No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Old Securities for exchange.

            3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and principal amount of the Old Securities to which this Letter of Transmittal relates should be listed on a separate signed schedule attached hereto.

            4. Withdrawal of Tender. Tenders of Old Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

            To be effective, a written or facsimile transmission notice of withdrawal must (i) be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, (ii) specify the name of the person having tendered the Old Securities to be withdrawn, (iii) identify the Old Securities to be withdrawn and (iv) be (a) signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Securities were tendered (including any required signature guarantees) or (b) accompanied by evidence satisfactory to Tevecap that the Holder withdrawing such tender has succeeded to beneficial ownership of such Old Securities. If Old Securities have been tendered pursuant to the ATOP procedure with DTC, any notice of withdrawal must otherwise comply with the procedures of DTC. Old Securities properly withdrawn will thereafter be deemed not validly tendered for purposes of the Registered Exchange Offer; provided, however, that withdrawn Old Securities may be retendered by again following one of the procedures described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by Tevecap, whose determinations will be final and binding on all parties. Neither Tevecap, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities.

            5. Partial Tenders; Pro Rata Effect. Tenders of the Old Securities will be accepted only in integral multiples of $1,000. If less than the entire principal amount evidenced by any Old Securities is to be tendered, fill in the principal amount that is to be tendered in the box entitled "Principal Amount

Tendered" below. The entire principal amount of all Old Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

            6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Securities tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Old Securities without alteration, enlargement or any change whatsoever.

            If any of the Old Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

            If any of the Old Securities tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

            When this Letter of Transmittal is signed by the Holder(s) of Old Securities listed and tendered hereby, no endorsements or separate bond powers are required.

            If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Tevecap, proper evidence satisfactory to Tevecap of their authority to so act must be submitted.

            7. Special Delivery Instructions. Tendering Holders should indicate in the applicable box the name and address to which Exchange Securities issued in consideration of Old Securities accepted for exchange, or Old Securities for principal amounts not exchanged or not tendered, are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

            8. Transfer Taxes. Tevecap will pay all transfer taxes, if any, applicable to the exchange of Old Securities pursuant to the Registered Exchange Offer. If, however, Exchange Securities and/or substitute Old Securities for principal amounts not exchanged are to be delivered to any person other than the Holder of the Old Securities or if a transfer tax is imposed for any reason other than the exchange of Old Securities pursuant to the Registered Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of such transfer taxes will be billed directly to such tendering Holder.

            9. Irregularities. All questions as to validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Securities will be resolved by Tevecap, in its sole discretion, whose determination shall be final and binding. Tevecap reserves the absolute right to reject any or all tenders of any particular Old Securities that are not in proper form, or the acceptance of which would, in the opinion of Tevecap or its counsel, be unlawful. Tevecap also reserves the absolute right to waive any defect, irregularity or condition of tender with regard to any particular Old Securities. Tevecap's interpretation of the terms of, and conditions to, the Registered Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Tevecap shall determine. Neither Tevecap nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities. Tenders of Old Securities will not be deemed to have been made until all defects and irregularities have been cured or waived. Any Old Securities received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder, unless otherwise provided by this Letter of Transmittal, as soon as practicable following the Expiration Date.

            10. Interest on Exchanged Old Notes. Holders whose Old Securities are accepted for exchange will not receive accrued interest thereon on the date of exchange. Instead, interest accruing from November 26, 1996 through the Expiration Date will be payable on the Exchange Securities on May 26, 1997, in accordance with the terms of the Exchange Securities. See "The Exchange Offer--Interest on the Exchange Notes and "Description of Notes" sections of the Prospectus.

            11. Mutilated, Lost, Stolen or Destroyed Certificates. Holders whose certificates for Old Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

            IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

            Under Federal income tax laws, a registered Holder of Old Securities or Exchange Securities is required to provide the Trustee (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such Holder with respect to Old Securities or Exchange Securities may be subject to backup withholding.

            Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Trustee.

            If backup withholding applies, the Trustee is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

            To prevent backup withholding on payments made with respect to Old Securities or Exchange Securities the Holder is required to provide the Trustee with: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

                     PAYER'S NAME: THE CHASE MANHATTAN BANK
--------------------------------------------------------------------------------
SUBSTITUTE     Part 1 - PLEASE PROVIDE YOUR TIN IN
               THE BOX AT RIGHT AND CERTIFY BY
               SIGNING AND DATING BELOW           Social Security Number

Form W-9
Department of the
Treasury-Internal                                 OR______________________
Revenue Service                                   Employer Identification Number
--------------------------------------------------------------------------------
               Part 2 - Certification - Under penalties of perjury, I certify that:
Payee's Request   (1) The number shown on this form is my correct Taxpayer
for Taxpayer      Identification Number (or I am waiting for a Taxpayer number
Identification    to be issued to me); and
Number ("TIN")    (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have Number ("TIN") not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

                  Certificate instruction -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

             -------------------------------------------------------------------
                                                                Part 3
             SIGNATURE..........DATE................., 1997
             NAME (Please Print).....................           Awaiting TIN|_|
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

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            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


Signature...................................................Date...............




Name (Please Print)............................................................
--------------------------------------------------------------------------------

                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

================================================================================
                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 1 and 7)

To be completed ONLY if the Exchange Securities issued in consideration of Old Securities exchanged, or certificates for Old Securities in a principal amount not surrendered for exchange are to be mailed to someone other than the undersigned or to the undersigned at an address other than that below.

Mail to:

Name:________________________________________________________________________
                        (Please Print)


Address:_____________________________________________________________________
                                    (Zip Code)
================================================================================

                          DESCRIPTION OF OLD SECURITIES
                           (See Instructions 2 and 7)

================================================================================
Name(s) and Address(es)                   Certificate(s)
of Registered Holder(s)         (Attach additional signed list, if necessary)
(Please fill in,
in blank)
--------------------------------------------------------------------------------
       -------------------------------------------------------------------------
                         Aggregate Principal
                         Amount of Old             Principal Amount of Old
         Certificate     Securities Evidenced   Securities Tendered** (must be
         Number(s)*        by Certificate(s)     integral multiples of $1,000)

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
       Total
================================================================================

----------
* Need not be completed if Old Securities are being tendered by book-entry transfer.

** Unless otherwise indicated, the entire principal amount of Old Securities evidenced by any certificate will be deemed to have been tendered.

            (Boxes below to be checked by Eligible Institutions only)

|_| CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution

     DTC Account Number

     Transaction Code Number

|_| CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s)

     Window Ticket Number (if any)

     Date of Execution of Notice of Guaranteed Delivery

     Name of Institution which Guaranteed Delivery

     If Guaranteed Delivery is to be made by Book-Entry Transfer:

     Name of Tendering Institution

     DTC Account Number

     Transaction Code Number

|_| CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

|_| CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name    _______________________________________________________________________

Address _______________________________________________________________________

        _______________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                     WHETHER OR NOT OLD SECURITIES ARE BEING
                           PHYSICALLY TENDERED HEREBY

            X __________________________________        _______________

            X __________________________________        _______________
              Signature(s) of Owner(s)                      Dated
              of Authorized Signatory

Area Code and Telephone Number: ______________________________________

This box must be signed by registered holder(s) of Old Securities as their name(s) appear(s) on certificate(s) for Old Securities hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter (including such opinions of counsel, certifications and other information as may be required by Tevecap or the Trustee for the Old Securities to comply with the restrictions on transfer applicable to the Old Securities). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Name(s)  ______________________________________________________________________

_______________________________________________________________________________
                                 (Please Print)

Capacity (full title) _________________________________________________________

Address _______________________________________________________________________

_______________________________________________________________________________
                               (Include Zip Code)

Tax Identification or Social Security Number(s) _______________________________

_______________________________________________________________________________

                            Guarantee of Signature(s)
               (See Instructions 1 and 6 to determine if required)

Authorized Signature __________________________________________________________

Name __________________________________________________________________________

Name of Firm __________________________________________________________________

Title _________________________________________________________________________

Address _______________________________________________________________________

Area Code and Telephone Number ________________________________________________

Dated _________________________________________________________________________

-------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


       For this type                        Give the SOCIAL
       of account:                          SECURITY number
                                            of--
       --------------------                 ---------------------
1.     Individual                           The individual

2.     Two or more individuals              The actual owner of the
       (joint accounts)                     account or, if combined funds,
                                            the first individual on the
                                            accounts. (2)

3.     Custodian account of a minor         The minor(4)
       (Uniform Gift to Minors Act)

4.a.   The usual revocable savings          The grantor-trustee
       trust (grantor is also trustee)

  b.   So-called trust account that is      The actual owner
       not a legal or valid trust under
       State law

 5.    Sole proprietorship                  The owner(1)


     For this type                          Give the EMPLOYER
     of account:                            IDENTIFICATION
                                            number of--
     --------------------                  ------------------

 6.   Sole proprietorship                   The owner(1)

 7.   A valid trust, estate, or pension     Legal entity(3)
      [illegible]

 8.   Corporate                             The corporation

 9.   Association, club, religious,         The organization
      charitable, educational or other
      tax-exempt organization

 10.  Partnership                           The partnership

 11.  A broker or registerd nominee         The broker or nominee

 12.  Account with the Department of        The public entity
      Agriculture in the name of a
      public entity (such as a State or
      local government, school
      district, or prison) that receives
      agricultural program payments

----------
(1) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

(2)  List first and circle the name of the person whose number you furnish.

(3) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

(4)  Circle the minor's name and furnish the minor's social security number.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 U.C. who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

(1)  A corporation.
(2) An organization exempt from tax under section 501(a), or an individual retirement plan or custodial account under section 403(b)(7).
(3)  The United States or any agency or instrumentality thereof.
(4) A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
(5) A foreign government, a political subdivision of a foreign government, or an agency or instrumentality thereof.
(6)  An international organization or any agency or instrumentality thereof.
(7)  A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment trust.
(11) An entity registered at all times under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under section 584(a).
(13) A financial institution.
(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.
(15) An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o    Payments to nonresident aliens subject to withholding under section 1441.
o    Payments to partnerships not engaged in a trade or business in the U.S.
     and which have at least one nonresident partner.
o    Payments of patronage dividends not paid in money.
o    Payments made by certain foreign organizations.
     Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends under section 852).
o    Payments described in section 6049(b)(5) to nonresident aliens.
o    Payments on tax-free covenant bonds under section 1451.
o    Payments made by certain foreign organizations.

Note: You may be subject to backup withholding if this interest is $60 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).
o    Payments described in section 6049(b)(5) to nonresident aliens.
o    Payments on tax-free covenant bonds under section 1451.
o    Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, royalties, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT
OR THE INTERNAL REVENUE SERVICE.